UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2014

PARKWAY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando FL		32801
(Address of Principal Executive Offices, including zip code)		(Zip code)

Registrant’s telephone number, including area code: (407) 650-0593

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 7, 2014, Parkway Properties, Inc. (the “Company”) and Parkway Properties LP, the Company’s operating partnership (“Parkway LP”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and KeyBanc Capital Markets Inc., as representatives of the several underwriters listed on Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to offer and sell 10,500,000 of its shares of common stock, par value $0.001 per share (the “Common Stock”) at a price to the public of $18.15 per share of Common Stock. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,575,000 shares of Common Stock. The estimated net proceeds from this offering were approximately $182.5 million, after deducting the underwriting discount and other estimated offering costs. The Company made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Company intends to contribute the net proceeds from this offering to Parkway LP. Parkway LP intends to use the net proceeds from this offering to repay amounts outstanding from to time under the Company’s senior unsecured revolving credit facility, to fund potential acquisition opportunities and for general corporate purposes.

A copy of the Underwriting Agreement is attached to this report as Exhibit 1.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description

1.1	Underwriting Agreement dated January 7, 2014, by and among the Company, Parkway Properties LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and KeyBanc Capital Markets Inc., as representatives of the several underwriters listed on Schedule A thereto.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Stock.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2014	PARKWAY PROPERTIES, INC.

	BY:	/s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel

EXHIBIT LIST

Exhibit Number	Description

1.1	Underwriting Agreement dated January 7, 2014, by and among the Company, Parkway LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and KeyBanc Capital Markets Inc., as representatives of the several underwriters listed on Schedule A thereto.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Stock.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

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